EXHIBIT 23.2

                          Independent Auditors' Consent

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Reality Wireless Networks, Inc. of our report dated December 23, 2003 which appears in the Registrant's Form 10-KSB for the year ended September 30, 2003.


/s/Malone & Bailey, PLLC
Houston, Texas


March 16, 2004



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